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                                                                    EXHIBIT 99.6





                               APACHE CORPORATION




                           CONVERTIBLE PREFERRED STOCK









                       UNDERWRITING AGREEMENT BASIC TERMS



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                               APACHE CORPORATION


                           Convertible Preferred Stock


                       UNDERWRITING AGREEMENT BASIC TERMS


         Apache Corporation, a Delaware corporation (the "Company"), may issue and sell from time to time its shares of preferred stock, no par value, convertible into common stock, $1.25 par value per share (the "Common Stock") and related rights to purchase its Common Stock (the "Rights") (the "Convertible Preferred Stock"). Each issue of Convertible Preferred Stock may vary as to number of shares, liquidation values, dividend rate or rates and timing of payments thereof, redemption provisions, if any, convertible provisions and any other variable terms as set forth in the Terms Agreement (as defined below) relating thereto. The Convertible Preferred Stock may be represented by depositary shares (the "Depositary Shares") pursuant to a deposit agreement (the "Deposit Agreement") among the Company, Norwest Bank Minnesota, N.A. (the "Depositary"), and all holders from time to time of receipts issued thereunder.

         Whenever the Company determines to make an offering of the Convertible Preferred Stock, the Depositary Shares, if any, and the Common Stock and the related Rights into which the Convertible Preferred Stock is convertible, the Company will enter into an agreement (the "Terms Agreement") providing for the sale of such securities (the "Offered Securities") to, and the purchase and offering thereof by, one or more underwriters specified in the Terms Agreement (the "Underwriters", which term shall include any Underwriters substituted pursuant to Section 10 hereof). The Terms Agreement relating to the Offered Securities shall specify the names of the Underwriters participating in such offering, the amount of Offered Securities which each such Underwriter severally agrees to purchase, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the time and place of delivery and payment, such other information as is indicated in Exhibit A hereto and such other terms as are agreed by the Company and the Underwriters. In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Offered Securities to cover over-allotments, if any, and the number of Offered Securities subject to such option described in Section 2(b) hereof (the "Option Securities"). As used herein, the term "Offered Securities" shall include the Option Securities, if any, and the number of firm shares of Convertible Preferred Stock or Depositary Shares, as the case may be, specified in the Terms Agreement (the "Firm Securities"); and "Representatives" shall mean the Underwriter or Underwriters so specified in the Terms Agreement or, if no Underwriter is so specified, shall mean each Underwriter. The Terms Agreement may be in the form of an exchange of any standard form of written telecommunication between the Underwriters and the Company. The offering of the Offered Securities will be governed by the Terms Agreement, as supplemented hereby (collectively, this "Agreement"), and this Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of the Offered Securities.



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         The Company has prepared and filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3 (No. 333-75633) for the registration of the Offered Securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and has prepared and filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date of the Terms Agreement pursuant to Rule 424, is herein referred to as the "Prospectus Supplement". Such registration statement, as amended at the date of the Terms Agreement, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement". Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The basic prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement or, if any revised prospectus shall be provided to the Underwriters by the Company for their use in connection with the offering of the Offered Securities which differs from such basic prospectus and Prospectus Supplement (whether or not required to be filed by the Company pursuant to Rule 424), the term "Prospectus" shall refer to such revised prospectus (including any prospectus supplement) from and after the time it is first provided to the Underwriters for such use, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

         SECTION 1. Representations and Warranties. The Company represents and warrants to each Underwriter named in the Terms Agreement as of the date thereof and as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof (in each case, a "Representation Date"), as follows:

                  (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Texas and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.



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                  (b) Each "significant subsidiary" of the Company as defined in
                  Rule 405 of Regulation C of the 1933 Act Regulations (collectively, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and, except as described in the Prospectus, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares (if applicable), is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (c) The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  (d) There are no contracts, agreements or understandings between the Company or any of its subsidiaries, on the one hand, and any person, on the other hand, granting such person the right to require the Company or any of its subsidiaries to file a registration statement under the 1933 Act with respect to any securities (other than contractual obligations by the Company to file registration statements on Form S-8 covering issuances of Common Stock pursuant to its employee or director stock, bonus or compensation plans) or to require the Company or any of its subsidiaries to include such securities in any registration statement filed by the Company under the 1933 Act or in any public offering of securities.

                  (e) At the time the Registration Statement and the Rule 462(b) Registration Statement, if any, became effective and as of each Representation Date, the Registration Statement and the Rule 462(b) Registration Statement, if any, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission promulgated thereunder; the Registration Statement and the Rule 462(b) Registration Statement, if any, each at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form



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                  10-K is filed by the Company with the Commission and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of each Representation Date, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement and the Rule 462(b) Registration Statement, if any, or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement and the Rule 462(b) Registration Statement, if any, or the Prospectus.

                  (f) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                  (g) The accountants who certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

                  (h) The financial statements and any supporting schedules of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis; the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the pro forma financial statements and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.



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                  (i) The petroleum engineers who have consented to being named as having reviewed certain reserve data included or incorporated by reference in the Prospectus are independent engineers with respect to the Company and its subsidiaries.

                  (j) This Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Underwriters, will be a valid and legally binding agreement of the Company.

                  (k) If the Offered Securities include Depositary Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                  (l) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for issuances, if any, described in the Prospectus, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock set forth therein have been duly authorized and validly issued and are fully paid and non-assessable; and the Offered Securities conform to all statements relating thereto contained in the Prospectus and such statements conform to the provisions of the instruments defining the same.

                  (m) The Convertible Preferred Stock has been duly and validly authorized for issuance, offer and sale pursuant to this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement; the Convertible Preferred Stock when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued, fully paid and non-assessable; the Depositary Shares, if any, when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued by the Depositary; and the holders of the Depositary Shares, if any, will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement (subject, in the case of the Deposit Agreement, as to enforcement, bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles); the Convertible Preferred Stock comprising the Offered Securities is convertible into shares of Common Stock in accordance with the terms of the Convertible Preferred Stock; the shares of Common Stock initially issuable upon conversion of the Convertible Preferred Stock comprising the Offered Securities have been duly and validly reserved for issuance, and when issued and delivered pursuant to the terms of the Convertible Preferred Stock, will be validly issued, fully paid and non-assessable; the Rights have been duly and validly authorized



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                  for issuance by the Company in accordance with the Rights
                  Agreement, dated as of January 31, 1996, between the Company and Norwest Bank Minnesota, N.A.; and the issuance of the Offered Securities will not be subject to any preemptive or similar rights.

                  (n) Since the respective dates as of which information is given in the Registration Statement, any Rule 462(b) Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, (1) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (2) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business, and (3) except for regular dividends on the Common Stock and the Company's preferred stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (o) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound, where the consequences of such violation or default would have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the execution and delivery of this Agreement and the Terms Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action of the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any subsidiary thereof is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order or decree, where the consequences of such conflict, breach, creation, imposition, violation or default would have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (p) No consent, approval, authorization, order, decree, registration or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Offered Securities hereunder, except



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                  such as have been obtained or rendered, as the case may be, or as may be required under state securities or Blue Sky laws.

                  (q) Except as may be included or incorporated by reference in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which might, in the opinion of the Company, result in any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or could reasonably be expected to materially and adversely affect the properties or assets thereof or could reasonably be expected to materially and adversely affect the consummation of this Agreement or the Terms Agreement or any transaction contemplated hereby or thereby.

                  (r) There are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (s) Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject or has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure would materially adversely affect the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and the Company and its subsidiaries own or possess or have obtained all governmental licenses, permits, consents, orders, approvals and other authorizations and have properly filed with the appropriate authorities all notices, applications and other documents necessary to lease or own their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses or authorizations or make such filings would not materially adversely affect the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (t) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, except as set forth or incorporated by reference in the Registration Statement or except where the failure to own or possess the same would not materially adversely affect the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an



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                  unfavorable decision, ruling or finding, would materially
                  adversely affect the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (u) The Company and its subsidiaries have legal, valid and defensible title to all of their interests in oil and gas properties and to all other real and personal property owned by them and any other real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances and defects of any kind, except such as (1) are described in the Prospectus,
                  (2) liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farm-out agreements and other oil and gas exploration and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other inchoate obligations and are of a scope and nature customary in connection with similar drilling and producing operations, or (3) those that do not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (v) The information underlying the estimates of oil and gas reserves as described in the Prospectus is complete and accurate in all material respects (or, with regard to any information underlying the estimates prepared by any petroleum engineers retained by the seller of such oil and gas reserves, is, to the best knowledge of the Company after reasonable investigation, complete and accurate in all material respects); other than production of the reserves in the ordinary course of business and intervening product price fluctuations described in the Prospectus, the Company is not aware of any facts or circumstances that would result in a material adverse change in the reserves or the present value of future net cash flows therefrom as described in the Prospectus. Estimates of such reserves and present values comply in all material respects with the applicable requirements of Regulation S-X and Industry Guide 2 under the 1933 Act.

                  (w) Neither the Company nor any of its subsidiaries is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (x) The Company has complied and will comply with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                  (y) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not



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                  believe, that the Year 2000 Problem will have a material
                  adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (z) Except as described in the Registration Statement, (1) neither the Company nor any of its subsidiaries is in violation of any local or foreign laws or regulations relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), except such violations as would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and (2) to the best of the Company's knowledge, there are no events or circumstances that could reasonably be expected to be the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws, which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

         Any certificate signed by any director or officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company as to the matters covered thereby.

         SECTION 2.  Purchase and Sale.

         (a) The several commitments of the Underwriters to purchase the Offered Securities pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein and therein set forth.



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         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the Terms Agreement, an option to the Underwriters named in the Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per share as is applicable to the Offered Securities plus accrued dividends, if any. Such option, if granted, will expire 30 days after the date of the Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Offered Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days and not earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed upon by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase the proportion of the total number of Option Securities then being purchased that the number of Firm Securities each such Underwriter has agreed to purchase, as set forth in the Terms Agreement, bears to the total number of Firm Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment of the purchase price for, and delivery of, the Firm Securities to be purchased by the Underwriters shall be made at the place set forth in the Terms Agreement, or at such other place as shall be agreed upon by the Representatives and the Company, on the third business day (unless postponed in accordance with the provisions of Section 10) following the date of the Terms Agreement or such other time as shall be agreed upon by the Underwriters and the Company (such time and date being referred to as the "Closing Time"). Except as specified in the Terms Agreement, payment shall be made to the Company by wire transfer in same day funds to the account of the Company specified in the Terms Agreement against delivery to the Underwriters for the respective accounts of the Underwriters of the Firm Securities to be purchased by them. In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities shall be made at such place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as agreed by the Representatives and the Company. The Firm Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Time or relevant Date of Delivery, as the case may be. The Firm Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives on or before the first business day prior to the Closing Time or relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) Immediately following the execution of the Terms Agreement, the Company will prepare a Prospectus Supplement in form approved by the Representatives setting forth the number, class and designation of the Firm Securities, the names of the Underwriters and the number of the Offered Securities which each severally and not jointly has agreed to purchase, the price per share at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any Option Securities, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Offered Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including the Prospectus Supplement) as the Representatives shall reasonably request.

                  (b) The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and the Prospectus comply with such requirements.

                  (c) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering each twelve month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to the sale of Offered Securities.

                  (d) While the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will give the Representatives notice of its intention to file any additional registration statement with respect to the registration of additional Convertible Preferred Stock, Common Stock and Depositary Shares, if any, any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise; will furnish the Underwriters with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of such proposed filing or use, as the case may be; and will not file any such amendment or supplement or other documents in a form to which the Representatives or counsel to the Underwriters reasonably object.

                  (e) While the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will notify the Representatives immediately, and promptly confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement,
                  (ii) the transmittal to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration Statement or the Prospectus,
                  (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) any request by the Commission for any amendment to the Registration Statement, or any amendment or supplement to the Prospectus or for additional information,
                  (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (vi) any change in the rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (f) Prior to 10:00 A.M, New York City time, on the business day next succeeding the date of this Agreement and from time to time, the Company will deliver to each Underwriter one conformed copy of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Representatives may reasonably request. While the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities, the Company will furnish to the Representatives as many copies of the Prospectus (including the Prospectus Supplement) as the Representatives reasonably request.

                  (g) The Company has delivered to each Underwriter, without charge, as many copies of each preliminary Prospectus Supplement as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.

                  (h) The Company will endeavor, in cooperation with the Underwriters, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Securities have been qualified as above provided. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

                  (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Offered Securities, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

                  (j) If specified in the Terms Agreement, during the 90-day period following the date of the Terms Agreement, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Convertible Preferred Stock, Common Stock or any Depositary Share or any securities convertible into or exercisable or exchangeable for Convertible Preferred Stock, Common Stock or Depositary Shares or any such substantially similar securities or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Convertible Preferred Stock, Common Stock or Depositary Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Convertible Preferred Stock, Common Stock or Depositary Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Offered Securities, (B) any shares of Convertible Preferred Stock or Common Stock or Depositary Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Convertible Preferred Stock or Common Stock or Depositary Shares issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus,
                  (D) any shares of Convertible Preferred Stock or Common Stock or Depositary Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (E) any shares of Convertible Preferred Stock or Common Stock or Depositary Shares issued pursuant to the Company's existing dividend reinvestment program, (F) the Common Stock, if any, that is the subject of a concurrent public offering, or (G) any shares of

                  Common Stock issuable in connection with any asset purchase or other transaction described in the Prospectus.

                  (k) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Convertible Preferred Stock.

                  (l) The Company will use its best efforts to list, subject to notice of issuance, the Offered Securities, including the Common Stock issuable upon conversion of the Convertible Preferred Stock on the New York Stock Exchange.

                  (m) The Company will use the net proceeds received by it from the sale of the Offered Securities in the manner specified in the Prospectus under "Use of Proceeds". (n) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and the Company shall at the time of filing either pay the Commission a filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

         SECTION 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Offered Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements which the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and under the Terms Agreement, and to the following further conditions:

                  (a) The Registration Statement and any Rule 462(b) Registration Statement have become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a term sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) At the Closing Time, the Representatives shall have received:

                           (1) The favorable opinion, dated as of the Closing
                  Time, of Mayor, Day, Caldwell & Keeton, L.L.P., counsel to the Company, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware.

                           (ii) This Agreement and the Terms Agreement have been
                  duly authorized, executed and delivered by the Company.

                           (iii) The Convertible Preferred Stock has been duly
                  and validly authorized for issuance, offer and sale pursuant to this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement; the Convertible Preferred Stock, when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued, fully paid and non-assessable; the Depositary Shares, if any, when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued by the Depositary; and the holders of the Depositary Shares, if any, will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement (subject, in the case of the Deposit Agreement, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles); the Convertible Preferred Stock comprising the Offered Securities is convertible into shares of Common Stock in accordance with the terms of the Convertible Preferred Stock; the shares of Common Stock initially issuable upon conversion of the Convertible Preferred Stock comprising the Offered Securities have been duly and validly reserved for issuance, and when issued and delivered pursuant to the terms of the Convertible Preferred Stock, will be validly issued, fully paid and non-assessable; the Rights have been duly and validly authorized for issuance by the Company in accordance with the Rights Agreement, dated as of January 31, 1996, between the Company and Norwest Bank Minnesota, N.A.; and the issuance of the Offered Securities will not be subject to any preemptive or similar rights.

                           (iv) The Offered Securities conform in all material
                  respects to the statements relating thereto in the Prospectus; and the statements in the Prospectus under the caption "Description of Capital Stock" and in the Prospectus Supplement under the headings "Description of Convertible Preferred Stock", "Description of Depositary Shares" and similar headings, insofar as they purport to summarize certain provisions of instruments specifically referred to therein, are fair and correct summaries of such provisions.

                           (v) The Registration Statement, including any Rule
                  462(b) Registration Statement, has been declared effective by the Commission under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration

                  Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                           (vi) The execution and delivery of this Agreement and
                  the Terms Agreement, the issuance of Offered Securities covered by the Terms Agreement, the incurrence of the obligations set forth herein and therein, and the consummation of the transactions herein and therein contemplated do not and will not conflict with or constitute or result in a breach of, or default under, the Company's certificate of incorporation or by-laws, each as in effect at the applicable Closing Time, of the Company.

                           (vii) If the Offered Securities include Depositary
                  Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                           (viii) The Registration Statement, including any Rule
                  462(b) Registration Statement, and the Prospectus (except for financial statements and engineering reports and other financial or engineering data, as to which such counsel need not express any opinion), as of their respective effective or issue dates, appeared on their face to be appropriately responsive to the requirements of the 1933 Act and the 1933 Act Regulations.

                           (ix) The information contained in the Prospectus
                  Supplement under the caption "Certain Federal Income Tax Considerations", to the extent that such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct.

                  In rendering such opinion, counsel for the Company may (i) rely as to matters of fact upon the representations of officers of the Company contained in any certificate delivered to such counsel and certificates of public officials, which certificates shall be attached to or delivered with such opinion and (ii) as to the laws of the State of New York applicable to the enforceability of the Deposit Agreement, upon the opinion of Brown & Wood LLP. Such opinion shall be limited to the General Corporation Law of the State of Delaware, the laws of the State of Texas and the laws of the United States of America.

                           (2) The favorable opinion of Zurab S. Kobiashvili,
                  General Counsel of the Company, to the effect that:

                           (i) The Company has the corporate power and authority
                  to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Terms Agreement.

                           (ii) To the best knowledge and information of such
                  counsel, the Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Texas and in each other jurisdiction in which such qualification is required, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                           (iii) Each Significant Subsidiary has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the best of such counsel's knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned by the Company, directly or indirectly, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity (except as described in the Prospectus).

                           (iv) The authorized, issued and outstanding capital
                  stock of the Company is as set forth in the Prospectus (except for issuances, if any, described in the Prospectus, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock set forth therein have been duly authorized and validly issued and are fully paid and non-assessable; and the Offered Securities conform to all statements relating thereto contained in the Prospectus and such statements conform to the provisions of the instruments defining the same.


                           (v) The Convertible Preferred Stock has been duly and
                  validly authorized for issuance, offer and sale pursuant to this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement; the Convertible Preferred Stock, when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued, fully paid and non-assessable; the Depositary Shares, if any, when issued and delivered against payment therefor as provided for in this Agreement, the Deposit Agreement, if any, and the applicable Terms Agreement, will be validly issued by the Depositary; and the holders of the Depositary Shares, if any, will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement (subject, in the case of the Deposit Agreement, as to enforcement, bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles); the Convertible Preferred Stock comprising the Offered Securities is convertible into shares of Common Stock in accordance with the terms of the Convertible Preferred Stock; the shares of Common Stock initially issuable upon conversion of the Convertible Preferred Stock comprising the Offered Securities have been duly and validly reserved for issuance, and when issued and delivered pursuant to the terms of the Convertible Preferred Stock, will be validly issued, fully paid and non-assessable; the Rights have been duly and validly authorized for issuance by the Company in accordance with the Rights Agreement, dated as of January 31, 1996, between the Company and Norwest Bank Minnesota, N.A.; and the issuance of the Offered Securities will not be subject to any preemptive or similar rights.

                           (vi) If the Offered Securities include Depositary
                  Shares, the Deposit Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

                           (vii) Each document filed pursuant to the 1934 Act
                  and incorporated by reference in the Prospectus (except for financial statements, supporting schedules and other financial or statistical information as to which no opinion need be rendered) appeared on its face to be appropriately responsive when so filed to the requirements of the 1934 Act and the 1934 Act Regulations.

                           (viii) Neither the Company nor any of its
                  subsidiaries is required to be registered under the 1940 Act.

                           (ix) No consent, approval, authorization, order,
                  decree, registration or qualification of or with any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained or rendered, as the case may be, or as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations or state securities laws; and the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action of the Company and, to the best knowledge and information of such counsel, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or, to the best knowledge and information of such counsel, administrative or court order or decree.

                           (x) Neither the Company nor any of its Significant
                  Subsidiaries is in violation of its charter or by-laws.

                           (xi) To the best knowledge and information of such
                  counsel, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject or has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure would materially adversely affect the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and, to the best knowledge and information of such counsel, the Company and its subsidiaries own or possess or have obtained all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own their respective properties and to carry on their respective businesses as presently conducted, except where the failure to obtain such authorizations would not have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                           (xii) To the best of such counsel's knowledge and
                  information, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or threatened against or affecting, the Company or any of its subsidiaries, which would be reasonably expected to result in any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or would materially and adversely affect the properties or assets thereof or would materially and adversely affect the consummation of this Agreement and the Terms Agreement or any transaction contemplated hereby or thereby.

                           (xiii) To the best of such counsel's knowledge and
                  information, there are no contracts or other documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct in all material respects, and, to the best of such counsel's knowledge and information, no default exists in the due performance or observance of any material obligation, agreement, covenant or conditions contained in any contract, or other documents so described, referred to, filed or incorporated by reference where the consequences of such default would have a material adverse effect on the condition, financial or otherwise, or the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                           In rendering such opinion, Zurab S. Kobiashvili may
                  rely (i) as to matters of fact upon the representations of officers of the Company contained in any certificate delivered to such counsel and certificates of public officials, (ii) as to matters of law governed by laws other than the General Corporation Law of the State of Delaware, the laws of the State of Texas and the laws of the United States of America, such opinions of counsel admitted to practice in the applicable jurisdictions as Mr. Kobiashvili deems appropriate, and (iii) as to matters related to the capital stock of the Company and each of the Company's Significant Subsidiaries issued prior to March 30, 1993, the opinion of George J. Morgenthaler, former Senior Vice President and General Counsel of the Company, dated March 30, 1993, which certificates and opinions shall be attached to or delivered with such opinion. Such opinion shall be limited to the General Corporation Law of the State of Delaware, the laws of the State of Texas and the laws of the United States of America.

                           (3) The favorable opinion, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the matters set forth in clauses (i) to (v), inclusive, and (viii) of subsection (b)(1) of this Section.


                           (4) In giving their opinions required by subsection
         (b)(1), (b)(2) and (b)(3), respectively, of this Section 4, Mayor, Day, Caldwell & Keeton, L.L.P., Zurab S. Kobiashvili and Brown & Wood LLP shall each additionally state that in the course of the preparation of the Registration Statement and the Prospectus such counsel has considered the information set forth therein in light of the matters required to be set forth therein, and has participated in conferences with officers and representatives of the Company, including its independent public accountants, during the course of which the contents of the Registration Statement and the Prospectus, and related matters were discussed. Such counsel need not independently check the accuracy or completeness of, or otherwise verify, and accordingly need not pass upon, and accordingly need not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and such counsel may, in good faith, rely as to materiality, to the extent deemed appropriate, upon the judgment of officers and representatives of the Company. Such counsel shall additionally state that, however, as a result of such consideration and participation, nothing has come to such counsel's attention which causes such counsel to believe that the Registration Statement, at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amendment or supplement was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and engineering reports and other financial or engineering data contained in the Registration Statement (including the Prospectus)).


                  (c) At the Closing Time, there shall not have been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer, President or a Vice President and the Treasurer, the Assistant Treasurer, the principal financial officer or principal accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change with respect to the Company and its subsidiaries, (ii) the representations and warranties of the Company contained in Section 1 are true and correct as of the Closing Time, (iii) the Company has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate and (iv) no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this Section 4(c), the term "Prospectus" means the Prospectus in the form first provided to the applicable Underwriter or Underwriters for use in confirming sales of the Offered Securities.

                  (d)(1) On the date of the Terms Agreement, the Underwriters shall have received a letter from Arthur Andersen LLP, dated as of the date thereof and in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) They are independent accountants with respect to
                  the Company and its subsidiaries within the meaning of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

                           (ii) It is their opinion that the consolidated
                  financial statements and supporting schedule(s) included or incorporated by reference in the Registration Statement and the Prospectus and audited by them and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations.

                           (iii) They have performed specified procedures, not
                  constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures, nothing came to their attention that caused them to believe that: (A) any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles in the United States,
                  (B) the unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or (C) at a specified date not more than three days prior to the date of such letter, there was any change in the consolidated capital stock, any increase in consolidated long-term debt or any decrease in the consolidated net current assets or consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of such balance sheet to a specified date not more than three days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or in the total or per-share amounts of income before extraordinary items or of net income of the Company and its subsidiaries, except in all instances for changes, increases or decreases that the Registration Statement and the Prospectus disclose have occurred or may occur or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters and the Company.

                           (iv) They have performed specified procedures, not
                  constituting an audit, set forth in their letter, based upon which nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements, if any, included or incorporated by reference in the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                           (v) In addition to the audit referred to in their
                  opinions and the limited procedures referred to in clauses
                  (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                           (2) At the Closing Time, the Underwriters shall have
                  received from Arthur Andersen LLP, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d)(1) of this Section, except that the specified date referred to shall be a date not more than three days prior to the Closing Time.

                  (e) At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons, if any, listed on Schedule A to the Terms Agreement.

                  (f) The Convertible Preferred Stock or, if applicable, the Depositary Shares comprising the Offered Securities at the Closing Time shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

                  (g) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities as herein and in the Terms Agreement contemplated shall be satisfactory in form and substance to the Representatives.

                  (h) In the event that the Terms Agreement provides for Option Securities and the Underwriters exercise their option pursuant to Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Underwriters shall have received:

                           (1) Unless the Date of Delivery is the Closing Time,
                  a certificate, dated such Date of Delivery, of the Chief Executive Officer, President or a Vice President and the Treasurer, the Assistant Treasurer, the principal financial officer or principal accounting officer of the Company, in their capacities as such, confirming that the certificate delivered at the Closing Time pursuant to Section 4(c) hereof remains true and correct as of such Date of Delivery.

                           (2) The favorable opinions of Mayor, Day, Caldwell &
                  Keeton, L.L.P., counsel for the Company, and Zurab S. Kobiashvili, General Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinions required by subsections (1) and (2) of Section 4(b) hereof.

                           (3) The favorable opinion of Brown & Wood LLP,
                  counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by subsection (3) to Section 4(b) hereof.

                           (4) Unless the Date of Delivery is the Closing Time,
                  a letter from Arthur Andersen LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Underwriters at the Closing Time pursuant to Section 4(d) hereof, except that the "specified date" in the letter shall be a date not more than three days prior to such Date of Delivery.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

         SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

                  (a) the preparation and filing of the Registration Statement, including any Rule 462(b) Registration Statement, and all amendments thereto and the Prospectus and any amendments or supplements thereto;

                  (b) the preparation, filing, reproduction and delivery to the Underwriters of this Agreement; any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Offered Securities;

                  (c) the preparation, printing, issuance and delivery of the Offered Securities, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Offered Securities;

                  (d) the fees and disbursements of the Company's accountants, counsel and other advisors;

                  (e) except as otherwise provided in the Terms Agreement, the reasonable fees and disbursements of counsel to the Underwriters;

                  (f) the qualification of the Offered Securities under state securities laws in accordance with the provisions of Section 3(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Survey;

                  (g) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of each preliminary Prospectus Supplement, the Prospectus and any amendments or supplements thereto, and the delivery by the Underwriters of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Offered Securities;

                  (h) all fees and disbursements of any transfer and paying agent;

                  (i) any fees charged by nationally recognized statistical rating organizations for the rating of the Offered Securities;

                  (j) the fees and expenses incurred in connection with any listing of Offered Securities on a securities exchange;

                  (k) the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

                  (l) any out-of-pocket expenses of the Underwriters incurred with the approval of the Company; and

                  (m) the cost of providing any CUSIP or other identification numbers for the Offered Securities.

         If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 4, 9 or 10, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

         (i) against any and all loss, liability, damage, joint or several, and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any Rule 462(b) Registration Statement, including information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary Prospectus Supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by an Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary Prospectus Supplement or the Prospectus (or any amendment or supplement thereto);

         (ii) against any and all loss, liability, damage, joint or several, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

         (iii) against any and all expense whatsoever, as incurred (including the fees and expenses of counsel chosen by such Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent (x) the Company is required to do so under Section 6(c) below and (y) that any such expense is not paid under (i) or (ii) above.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any Rule 462(b) Registration Statement or any preliminary Prospectus Supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), any Rule 462(b) Registration Statement or any preliminary Prospectus Supplement or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each Underwriter shall have the right to employ counsel to represent jointly the Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section if, in the judgment of any of the Underwriters, it is advisable for such Underwriter or Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which shall not unreasonably be withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) For purposes of this Section 6, all references to the Registration Statement, any preliminary Prospectus Supplement or the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include, without limitation, any electronically transmitted copies thereof, including, without limitation, any copies filed with the Commission pursuant to EDGAR.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total commission or underwriting discount received by each Underwriter, in each case as set forth on the cover of the Prospectus Supplement, bear to the aggregate initial public offering price of the Offered Securities sold to or through such Underwriter as set forth on such cover. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities sold to or through such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the principal amount of Offered Securities sold to or through each Underwriter and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person of an Underwriter, or by or on behalf of the Company, and shall survive each delivery of and payment for any Offered Securities.

         SECTION 9.  Termination.

         (a) The Representatives may terminate this Agreement immediately upon notice to the Company, at any time at or prior to the Closing Time if (i) there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities, or (iii) trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or Texas authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Offered Securities are denominated or payable, or (iv) a downgrading shall have occurred in the rating accorded to any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act or such organization shall have publicly announced that it has under survellience or review, with possible negative implications, its rating of any debt securities or preferred stock of the Company, or (v) there shall have come to the attention of the Representatives any facts that would cause them to reasonably believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 9, the term "Prospectus" means the Prospectus in the form first provided to the applicable Underwriter or Underwriters for use in confirming sales of the related Offered Securities.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 5. Notwithstanding any such termination, (i) the covenants set forth in Section 3(b), (d), and (e) with respect to any offering of Offered Securities shall remain in effect so long as any Underwriter owns any such Offered Securities purchased from the Company pursuant to this Agreement and during the period when the Prospectus is required to be delivered in connection with sales of the Offered Securities and (ii) the covenants set forth in Section 3(c), (g), (h) and, if applicable, (i), the provisions of
Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7 and the provisions of Sections 8, 11, 12 and 13 shall remain in effect.

         SECTION 10. Default. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Firm Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours the Representatives shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

                  (a) if the amount of Defaulted Securities does not exceed 10% of the amount of Firm Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the amount of Defaulted Securities exceeds 10% of the number of Firm Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified in this Section 11. Notices to the Underwriters shall be directed as provided in the Terms Agreement. Notices to the Company shall be directed to Apache Corporation, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, Attention: Vice President and Treasurer, with a copy to: John B. Clutterbuck, Mayor, Day, Caldwell & Keeton, L.L.P., 700 Louisiana, Suite 1900, Houston, Texas 77002-2778. Any party to this Agreement may from time to time designate another address to receive notice pursuant to this Agreement by notice duly given in accordance with the terms of this Section 11.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law. This Agreement and all the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

         SECTION 14. Counterparts. Any Terms Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts thereof shall constitute a single instrument.

                                                                       EXHIBIT A

                                 TERMS AGREEMENT

                           Convertible Preferred Stock

                                                            ___________ __, 19__

Apache Corporation
2000 Post Oak Boulevard, Suite 100
Houston, Texas 77056-4400
Attention: [Title]


Dear Sirs:

         The undersigned underwriters (the "Underwriters") understand that Apache Corporation (the "Company") proposes to issue and sell [number of] shares of its [depositary shares, representing the right to receive its shares of] convertible preferred stock, no par value, convertible into common stock, $1.25 par value per share and related rights to purchase common stock (the "Offered Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters offer to purchase, severally and not jointly, the number of Offered Securities set forth below opposite their respective names at $___ per share together with accrued dividend thereon from __________, 19__ to the Closing Time:


                                                              Number of
         Underwriter                                       Firm Securities
         -----------                                       ---------------



                                                           ---------------
                                                  Total
                                                           ===============

         The Offered Securities shall have the following terms:

Title of the Offered Securities:
Number of Firm Securities to be issued:
Maximum number of Option Securities to be issued:
Current ratings:
Dividend rate:
Dividend payment dates:
Redemption provisions, if any:

Conversion provisions:
Initial price to public:
Underwriting commission:
Purchase price
Closing Time:
Place of delivery and payment:
Company account for wire transfer of payment:
Lock-up pursuant to Section 3(j) of the
         Underwriting Agreement Basic Terms:         [yes]    [no]
Lock-up pursuant to Section 4(e) of the
         Underwriting Agreement Basic Terms:         [yes]    [no]
         Note:  If yes, see Schedule A hereto.
Securities exchanges, if any, on which application will be made to list the Offered Securities:

Other terms, if any:

         All the provisions contained in "Apache Corporation-Convertible Preferred Stock--Underwriting Agreement Basic Terms" (the "Basic Terms"), filed as an exhibit to the Registration Statement relating to the Offered Securities and attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Any notice by the Company to the Underwriters pursuant to this Terms Agreement shall be sufficient if given in accordance with Section 11 of the Basic Terms addressed to: [insert name and address of the lead manager or managers or, if only one underwriter is a party hereto, of such firm] which shall, for all purposes of this Agreement, be the "Representatives".

                                    Very truly yours,

                                    REPRESENTATIVE[S]


                                          [Acting for themselves and as
                                          Representative[s] of the Underwriters]

Accepted:

APACHE CORPORATION

By:
   ----------------------------
         Title:

                                                                      SCHEDULE A

                 List of Persons and Entities Subject to Lock-Up

                                                                       EXHIBIT B

               [Form of Lock-Up from Directors, Officers or Other
                     Stockholders Pursuant to Section 4(e)]

                                     , 1999


[NAME OF LEAD UNDERWRITER]
[NAME(S) OF ANY CO-REPRESENTATIVE(S)]
   as Representative(s) of the several
   Underwriters to be named in the
   within-mentioned Underwriting Agreement


         Re:      Proposed Public Offering by Apache Corporation

Dear Sirs:

         The undersigned, a stockholder [and an officer and/or director]1 of Apache Corporation, a Delaware corporation (the "Company"), understands that [name of lead underwriter][and [name(s) of co-representative(s), if any]] propose(s) to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company providing for the public offering of preferred stock convertible into shares (the "Securities") of the Company's common stock, par value $1.25 per share (the "Common Stock") and related rights to purchase Common Stock. In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director]1 of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of [name of lead underwriter], directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or any such substantially similar securities, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.


                                                   Very truly yours,



                                                   Signature:

                                                   Print Name:

----------------


(1)     Delete or revise background language as appropriate.

                                                                         ANNEX A


               [Apache Corporation--Convertible Preferred Stock--
                       Underwriting Agreement Basic Terms]



                                      A-1